UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

Alliance California Municipal

Income Fund

April 30, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 23, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for Alliance California Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2009. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AKP”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal and California income tax by investing substantially all of its net assets in municipal securities that are exempt from regular federal and California income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality as determined by the Fund’s investment adviser. The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality as determined by the Fund’s investment adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 5 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 23-25.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Barclays Capital Municipal Index, for the six- and 12-month periods ended April 30, 2009.

The Fund outperformed its benchmark, which is not leveraged, for the six-month period ended April 30, 2009, but underperformed for the 12-month period ended April 30, 2009. The Fund’s relative outperformance during the six-month period under review was partially due to security selection in the housing, special tax and leasing sectors. The Fund’s relative overweight in the housing sector was also beneficial to the Fund’s performance. Detracting from performance was security selection in the transportation and hospital sectors. For the 12-month period, security selection in the education, hospital, special tax and transportation sectors detracted from returns. The Fund’s leveraged structure benefited performance for both periods.

Market Review and Investment Strategy

The municipal bond market was not spared during the global financial crisis for the 12-month period ended April 30, 2009. The prices of lower-credit-quality and long-term bonds fell sharply while short-term, high-quality

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	1

securities rallied. Investors’ flight to short-term, high-quality assets was prompted by a sharply contracting economy and fears of an impending depression. In response, the credit markets virtually shut down following the collapse of Lehman Brothers last September. With consumers and many businesses reluctant to borrow, banks reluctant to lend and almost no activity in securitization markets, the flow of credit slowed to a trickle, further impeding economic activity. Economic growth plummeted in the fourth quarter, and continued to decline in early 2009.

The current crisis is as severe as any in modern history and it has elicited an unparalleled policy response in both developed and developing economies. In the US, a large fiscal stimulus package was passed that included $177 billion in aid to state and local governments. With respect to monetary policy, the US Federal Reserve (the “Fed”) aggressively cut interest rates to a record-low target of 0%–0.25% from 4.25%. The Fed also said it would buy large amounts of Treasuries and agency and mortgage debt in order to reduce lending rates. Perhaps in response to these actions and better investor sentiment, there was some improvement in the credit markets during the first quarter of 2009, particularly the municipal bond market, as evidenced by the fact that longer-term and lower-credit-quality bonds prices rose.

The Fund provided strong absolute returns for the six-month period. The Fund benefited from the Fund’s Municipal Bond Investment Team’s

(the “Team’s”) strategy of avoiding the longest maturity bonds. While market conditions have improved in 2009 versus the second half of 2008, investors remained risk averse as evidenced by the fact that municipal bonds still yielded more than Treasuries in many maturities, the difference between short- and long-term yields was still very wide by historical standards, and the extra yield for lower rated bonds is still high by historical standards compared with AAA-rated bonds.

There is no doubt that municipalities face severe fiscal difficulties. In the fourth quarter of 2008, overall state tax revenues fell 3.6% from a year earlier; corporate tax and sales tax revenues dropped particularly sharply. Most states have been forced to use up their reserves, raise tax rates or impose new taxes, and cut spending. These measures would have been far more painful without the massive economic stimulus funds promised by the federal government. Although the federal money is very helpful, it will last only nine quarters. States that rely on temporary measures to close their budget gaps and waste the opportunity to restructure may find themselves in even more serious financial trouble when the federal aid expires. The Team will carefully monitor the actions of such states over the next year or so and adjust Fund holdings accordingly. At the same time, the Team sees many of these continuing dislocations as opportunities to add value to the Fund today.

California’s economy has shown a more severe decline during the current

2	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

recession than that of the US. In April, California’s unemployment rate (seasonally adjusted) was 11%, down slightly from 11.2% in March, but still higher than the national level. Total personal income is expected to decline 1% in fiscal year 2009, with reductions across the board in wages, interest, dividends, and business income. Based on recent tax collections, the state is projecting a $24 billion budget gap through fiscal 2010. The solutions to closing this budget gap will entail significant cuts in services. Beyond that, the state will also have to borrow for cash-flow purposes to smooth out the timing of revenues and expenditures. Given California’s constitutional requirement of a two-thirds majority vote of the legislature to make necessary budgetary changes, this process is challenging. However, the state has closed large budgetary gaps in the past, such as in 2003, through a combination of reduced spending and other financial solutions. Faced with a cash crunch in the early part of this year, the state delayed income tax refunds and vendor payments and halted infrastructure financings to preserve cash and ensure that its top two constitutional mandates—aid to public schools and debt service—were complied with in a timely manner.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2009, the Fund held 61% of net assets in insured bonds (of this amount 14% represents the Fund’s holding in pre-refunded insured bonds).

Since February 2008, auctions of the Fund’s Auction Preferred Shares (the “Preferred Shares”) have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares, so that there was a loss of liquidity for the holders of the Preferred Shares. When the auctions fail, the Preferred Shares pay interest on a formula based-maximum rate based on AA-commercial paper and short-term municipal bond rates. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s invest-

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	3

ments do not increase, the Fund’s net investment returns may be reduced. The Fund continues to explore other liquidity and leverage options, including as it has used in the past, tender option bonds; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares and

expects to continue to rely on the Preferred Shares for a portion of its leverage exposure.

For additional information about the Preferred Shares, please visit the AllianceBernstein website at www.alliancebernstein.com.

4	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance California Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AKP.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 38.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in California Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting California municipal bond issuers.

Leverage Risks—The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bonds (“TOBs”), either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

(Historical Performance continued on next page)

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2009	Returns
	6 Months	12 Months
Alliance California Municipal Income Fund (NAV)	8.61%	-3.85%

Barclays Capital* Municipal Index	8.20%	3.11%

The Fund’s Market Price per share on April 30, 2009 was $11.49. The Fund’s Net Asset Value Price per share on April 30, 2009 was $13.16. For additional Financial Highlights, please see page 28.

*  Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on previous page.

6	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

April 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $112.3

*	All data are as of April 30, 2009. The Fund’s quality rating distribution is expressed as a percentage of the Fund’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 170.1%
Long-Term Municipal Bonds – 169.9%
California – 152.4%
Assn Bay Area Govt Non-prof CA (Bijou Woods Apts) FNMA Series 01A 5.30%, 12/01/31	$2,735	$2,627,104
Banning CA Util Auth Wtr FGIC Series 05 5.25%, 11/01/30	1,850	1,726,254
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	755	702,029
Bellflower CA Redev Agy MFHR (Bellflower Terrace Apts) FNMA Series 02A 5.50%, 6/01/35(a)	3,000	3,030,240
California Dept Wtr Res Pwr (Prerefunded) Series 02A 5.375%, 5/01/22	4,000	4,530,000
California Ed Fac Auth (Prerefunded) Series 02 5.375%, 11/01/32	4,035	4,469,973
California Ed Fac Auth (California Lutheran Univ) Series 04C 5.00%, 10/01/24	1,250	974,925
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21	260	258,567
California GO (Prerefunded) 5.25%, 4/01/30(b)	8,825	9,847,818
5.25%, 4/01/30	175	170,868
5.30%, 4/01/29	1,000	1,164,120
MBIA Series 01BZ 5.375%, 12/01/24	4,000	3,763,680
Series 03 5.25%, 2/01/24	1,500	1,510,065
California Hlth Fac Fin Auth (Cottage Healthcare Sys) MBIA Series 03B 5.00%, 11/01/23	2,770	2,649,173
California Hlth Fac Fin Auth (Lucile Salter Packard Children’s Hosp) AMBAC Series 03C 5.00%, 8/15/22	3,295	3,365,941

8	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Hlth Fac Fin Auth (Sutter Health) Series 00A 6.25%, 8/15/35	$5,000	$5,080,900
California Infra & Eco Dev Bk (YMCA of Metro Los Angeles) AMBAC Series 01 5.25%, 2/01/32	6,295	6,307,527
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	3,500	3,039,225
California Statewide CDA (Bentley School) 6.75%, 7/01/32	2,445	1,959,252
California Statewide CDA (Kaiser Permanente) Series 02 5.50%, 11/01/32	4,000	3,623,600
Coast CCD FSA Series 06B 5.00%, 8/01/23-8/01/24(c)	6,000	6,244,894
Cucamonga CA SD COP Series 02 5.125%, 6/01/23	820	713,646
Fontana CA CFD #22 (Fontana CA CFD #22 Sierra Hl So) Series 04 5.85%, 9/01/25	2,000	1,549,600
Fontana CA Pub Fin Auth (North Fontana CA Redev Area) AMBAC Series 03A 5.50%, 9/01/32	4,800	4,503,984
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	2,200	2,071,696
Golden St Tobacco Sec CA (Prerefunded) XLCA Series 03B 5.50%, 6/01/33	1,000	1,126,180
Grossmont-Cuyamaca CCD GO ASSURED GTY 5.00%, 8/01/22-8/01/23(c)	6,000	6,411,372
Huntington Pk CA Pub Fin Auth (Huntington Pk CA Tax Alloc) FSA Series 04A 5.25%, 9/01/17	1,000	1,067,560

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LA Quinta CA Fin Auth (LA Quinta CA Local Agy Pool) AMBAC Series 04A 5.25%, 9/01/24	$3,000	$2,775,870
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 05A 5.00%, 12/01/23	500	391,800
Los Angeles CA CCD GO Series F-1 5.00%, 8/01/28	4,200	4,221,294
Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Bunker Hill) Series 04L 5.00%, 3/01/18	1,000	933,500
Los Angeles CA Cmnty Redev Agy (Los Angeles CA Cra Grand Ctrl) AMBAC Series 02 5.375%, 12/01/26	6,635	6,172,143
Los Angeles CA Dept W&P Wtr FGIC Series 01A 5.125%, 7/01/41	10,000	9,685,500
Los Angeles CA USD GO (Prerefunded) MBIA Series 02E 5.125%, 1/01/27	10,000	11,201,800
Los Angeles Cnty CA Met Trnsp (Prerefunded) FGIC Series 00A 5.25%, 7/01/30	3,700	3,939,908
Murrieta Vly CA USD CFD #99-1 (Prerefunded) Series 02 6.375%, 9/01/32	930	1,061,483
Napa CA Hsg Auth (Vintage at Napa Apts) FNMA Series 01A 5.20%, 6/15/34	4,500	4,513,905
Palo Alto CA (Univ Ave Area Off Str Pkg AD) Series 02A 5.875%, 9/02/30	8,020	6,234,507
Pomona CA COP AMBAC Series 03 5.50%, 6/01/34	1,640	1,613,629
Port of Oakland CA FGIC Series 02L 5.375%, 11/01/27	5,000	4,355,000

10	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Riverside CA CCD GO MBIA Series C 5.00%, 8/01/25	$455	$469,537
Riverside Cnty CA PFA (Riverside Cnty CA Tax Alloc) XLCA Series 04 5.00%, 10/01/23-10/01/24	2,860	2,366,949
Salinas Vly CA Solid Wst AMBAC Series 02 5.25%, 8/01/31	3,930	2,933,431
San Diego CA USD GO MBIA Series 04E-1 5.00%, 7/01/23-7/01/24	2,000	2,104,850
San Francisco CA Arpt (San Francisco CA Intl Airport) FGIC Series 03 5.125%, 5/01/19	1,000	1,034,010
MBIA Series 02-28A 5.125%, 5/01/32	2,500	2,034,975
San Francisco CA Lease (San Francisco Lease San Bruno) AMBAC Series 00 5.25%, 10/01/33	5,000	4,972,500
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) MBIA Series 97 5.25%, 1/15/30	5,000	3,635,550
Sequoia CA SD GO (Prerefunded) FSA Series 02 5.125%, 7/01/31	1,770	1,964,806
Temecula CA Redev Agy MBIA Series 02 5.25%, 8/01/36	6,270	5,117,135
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 04A 5.00%, 6/01/24	2,275	2,311,559
AMBAC Series 05B 5.00%, 6/01/24	665	675,687

		171,211,521

Colorado – 0.3%
Murphy Creek Met Dist CO Series 06 6.00%, 12/01/26	500	313,280

Nevada – 1.8%
Henderson NV LID #t-14 FSA Series A 5.00%, 3/01/18	2,155	2,027,273

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.4%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	$500	$403,290

Puerto Rico – 15.0%
Puerto Rico Elec Pwr Auth (Prerefunded) XLCA Series 02-2 5.25%, 7/01/31	6,000	6,791,880
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	490,445
Series 04A 5.25%, 7/01/19	900	857,421
Series 06A 5.25%, 7/01/22	500	456,265
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	484,475
Puerto Rico Hwy & Trnsp Auth (Prerefunded) Series 02D 5.375%, 7/01/36	6,450	7,179,366
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	700	650,377

		16,910,229

Total Long-Term Municipal Bonds (cost $196,520,904)		190,865,593

SHORT-TERM MUNICIPAL NOTES – 0.2%
California – 0.2%
California Infra & Eco Dev Bk (Contemporary Jewish Museum) 0.40%, 12/01/36(d) (cost $200,000)	200	200,000

Total Investments – 170.1% (cost $196,720,904)		191,065,593
Other assets less liabilities – (5.5)%		(6,199,531)
Preferred Stock at redemption value – (64.6)%		(72,550,000)

Net Assets Applicable to Common Shareholders – 100.0%(e)		$112,316,062

12	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Goldman Sachs	$13,500	12/15/11	1.828%	SIFMA	*	$(86,070)
JP Morgan Chase	13,500	9/18/10	2.080%	SIFMA	*	(244,042)
JP Morgan Chase	13,500	11/20/10	1.855%	SIFMA	*	(222,155)
Merrill Lynch	2,300	10/21/16	SIFMA *	4.128%		261,440
Merrill Lynch	3,000	8/09/26	4.063%	SIFMA	*	(396,946)

(a)	Variable rate coupon, rate shown as of April 30, 2009.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note J).
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of April 30, 2009, the Portfolio held 61.0% of net assets in insured bonds (of this amount 13.5% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

AD – Assessment District

AMBAC – Ambac Assurance Corporation

ASSURED GTY – Assured Guaranty Ltd.

CCD – Community College District

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GO – General Obligation

LID – Local Improvement District

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SD – School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2009 (unaudited)

Assets
Investments in securities, at value (cost $196,720,904)	$191,065,593
Cash	15,598
Interest receivable	3,079,992
Unrealized appreciation of interest rate swap contracts	261,440

Total assets	194,422,623

Liabilities
Payable for floating rate notes issued*	8,450,000
Unrealized depreciation of interest rate swap contracts	949,213
Advisory fee payable	75,484
Dividends payable—preferred shares	3,938
Accrued expenses	77,926

Total liabilities	9,556,561

Preferred Stock, at Redemption Value
Auction Preferred Stock, $.001 par value per share; 3,240 shares authorized, 2,902 shares issued and outstanding at $25,000 per share liquidation preference	72,550,000

Net Assets Applicable to Common Shareholders	$112,316,062

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,996,760 shares authorized, 8,536,533 shares issued and outstanding	$8,537
Additional paid-in capital	119,896,902
Undistributed net investment income	433,754
Accumulated net realized loss on investment transactions	(1,680,047)
Net unrealized depreciation on investments	(6,343,084)

Net Assets Applicable to Common Shareholders	$112,316,062

Net Asset Value Applicable to Common Shareholders (based on 8,536,533 common shares outstanding)	$13.16

*	Represents short-term floating rate certificates issued by tender offer bond trusts (see Note J).

See notes to financial statements.

14	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2009 (unaudited)

Investment Income
Interest		$5,073,246
Expenses
Advisory fee (see Note B)	$580,519
Auction Preferred Stock-auction agent’s fees	78,341
Custodian	61,486
Audit	43,412
Directors’ fees	31,533
Legal	29,017
Printing	17,577
Registration fees	11,765
Transfer agency	164
Miscellaneous	17,618

Total expenses before interest expense and fees	871,432
Interest expense and fees	71,756

Total expenses	943,188
Less: expenses waived and reimbursed by the Adviser (see Note B)	(155,337)

Net expenses		787,851

Net investment income		4,285,395

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		101,457
Swap contracts		(49,910)
Net change in unrealized appreciation/depreciation of:
Investments		5,087,893
Swap contracts		(724,721)

Net gain on investment transactions		4,414,719

Dividends to Auction Preferred Shareholders from
Net investment income		(468,414)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$8,231,700

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$4,285,395	$8,674,473
Net realized gain (loss) on investment transactions	51,547	(376,204)
Net change in unrealized appreciation/depreciation of investments	4,363,172	(19,680,507)
Dividends to Auction Preferred Shareholders from
Net investment income	(468,414)	(2,974,914)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,231,700	(14,357,152)
Dividends to Common Shareholders from
Net investment income	(3,320,711)	(6,299,961)

Total increase (decrease)	4,910,989	(20,657,113)
Net Assets Applicable to Common Shareholders
Beginning of period	107,405,073	128,062,186

End of period (including undistributed/(distributions in excess of) net investment income of $433,754 and ($62,516), respectively)	$112,316,062	$107,405,073

See notes to financial statements.

16	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	17

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2009:

Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		191,065,593			– 0	–
Level 3		– 0	–		(687,773)

Total		$191,065,593			$(687,773)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities			Other Financial Instruments
Balance as of 10/31/08	$	– 0	–	$36,948
Accrued discounts/premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	(724,721)
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 4/30/09	$	– 0	–	$(687,773)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/09	$	– 0	–*	$(724,721	)*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	19

Notes to Financial Statements

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser, an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, 0.25% of the Fund’s average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the six months ended April 30, 2009, which is year 8 of operations, the amount of such fees waived was $155,337. The Fund commenced operations on January 29, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2009, the Fund reimbursed $95 to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2009 were as follows:

	Purchases			Sales
Investment securities (excluding U.S. government securities)	$	– 0	–	$1,139,510
U.S. government securities		– 0	–	– 0	–

20	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$6,697,741
Gross unrealized depreciation	(12,353,052)

Net unrealized depreciation	$(5,655,311)

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market, or for investment purposes. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	21

Notes to Financial Statements

on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D

Common Stock

There are 8,536,533 shares of common stock outstanding at April 30, 2009. During the six months ended April 30, 2009 and the year ended October 31, 2008, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Stock

The Fund has 3,240 shares authorized, and 2,902 shares issued and outstanding of Auction Preferred Stock (the “Preferred Shares”), consisting of 1,451 shares each of Series M and Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change generally every 7 days as set by the auction agent for Series M and T. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on the Series M is 0.79% effective through May 4, 2009. The dividend rate on the Series T is 0.79% effective through May 5, 2009.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

22	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$443,260	$202,954
Tax-exempt income	5,856,701	6,096,884

Total distributions paid	$6,299,961	$6,299,838

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,713,907	)(a)
Unrealized appreciation/(depreciation)	(10,675,760	)(b)

Total accumulated earnings/(deficit)	$(12,389,667	)(c)

(a)	On October 31, 2008, the Fund had a net capital loss carryforward of $1,713,907 of which $593,760 expires in the year 2011, $785,072 expires in the year 2012, and $335,075 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between the book and tax treatment of swap income and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributed to dividends payable and the tax treatment of tender option bonds.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk—The Fund invests primarily in securities issued by the State of California and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to Common Stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s Common Stock and possibly the market value of the shares.

The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option

24	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

bond transactions, either in combination with, or in lieu of, the Auction Preferred Stock. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note J to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to Common Stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

(“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE J

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes

26	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. Pursuant to FASB Statement No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (“FAS 140”), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2009, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $8,450,000 and $14,385,189, respectively. The range of interest rates on the Floating Rate Notes outstanding for the six months ended April 30, 2009 was 0.80% to 0.88%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 12.58		$ 15.00	$ 15.31	$ 15.11	$ 15.18	$14.46

Income From Investment Operations
Net investment income(b)(c)	.50		1.02	1.05	1.08	1.07	1.10
Net realized and unrealized gain (loss) on investment transactions	.52		(2.35)	(.28)	.38	.00 (d)	.70
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.05)		(.35)	(.34)	(.30)	(.18)	(.13)

Net increase (decrease) in net asset value from operations	.97		(1.68)	.43	1.16	.89	1.67

Less: Dividends to Common Shareholders from
Net investment income	(.39)		(.74)	(.74)	(.96)	(.96)	(.95)

Net asset value, end of period	$ 13.16		$ 12.58	$ 15.00	$ 15.31	$ 15.11	$ 15.18

Market value, end of period	$ 11.49		$ 11.17	$ 13.82	$ 14.88	$ 14.90	$ 14.20

Discount, end of period	(12.69)%		(11.21)%	(7.87)%	(2.81)%	(1.39)%	(6.46)%
Total Return
Total investment return based on:(e)
Market value	6.80%		(14.69)%	(2.37)%	6.30%	12.03%	15.48%
Net asset value	8.61%		(11.40)%	2.99%	7.85%	6.27%	12.52%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$112,316		$107,405	$128,062	$130,667	$128,741	$129,335
Preferred Stock, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$72,550		$72,550	$81,000	$81,000	$81,000	$81,000
Ratio to average net assets applicable to common shareholders of:
Expenses, net of fee waivers and interest expense(f)	1.48	%(g)	1.30%	1.09%	1.00%	1.05%	1.03%
Expenses, before fee waivers(f)	1.77	%(g)	1.65%	1.52%	1.49%	1.54%	1.52%
Expenses, before fee waivers, excluding interest expense(f)	1.63	%(g)	1.57%	1.52%	1.49%	1.54%	1.52%
Net investment income, before preferred stock dividends(c)(f)	8.04	%(g)	7.02%	6.99%	7.16%	6.96%	7.45%
Preferred stock dividends	.88	%(g)	2.41%	2.29%	2.00%	1.19%	.85%
Net investment income, net of preferred stock dividends(c)	7.16	%(g)	4.61%	4.70%	5.16%	5.77%	6.60%
Portfolio turnover rate	0%		8%	9%	3%	4%	15%
Asset coverage ratio	255%		248%	258%	261%	259%	260%

See footnote summary on page 29.

28	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b)	Based on average shares outstanding.

(c)	Net of fees waived by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(f)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g)	Annualized.

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	29

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

30	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	31

Additional Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of Alliance California Municipal Income Fund, Inc. (“the Fund”) was held on March 31, 2009. A description of the proposal and number of shares voted at the Meeting is as follows:

	Voted For	Authority Withheld
To elect four Directors for a term of two or three years and until his successor is duly elected and qualifies.

Class Two (term expires 2011)
Robert M. Keith	7,336,127	313,805

Class Three (term expires 2012)
Garry L. Moody	7,358,811	291,121
Marshall C. Turner	7,353,027	296,905
Earl D. Weiner	7,313,855	336,077

32	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. Davidson III(2), Senior Vice President Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward and Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York
101 Barclay Street – 7W
New York, NY 10286

Independent Registered Public
Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications – As required, on April 30, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	33

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Alliance California Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

34	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that to date the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	35

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2008 and (in the case of the Index) the since inception period (January 2002 inception). The directors noted that the Fund was in the 1st quintile of the Performance Group for the 1- and 3-year periods and 3rd quintile of the Performance Group for the 5-year period, and that the Fund outperformed the Index in the 5-year and since inception periods and underperformed the Index in the 1- and 3-year periods. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund’s advisory agreement provides that the advisory fee is computed based on the Fund’s average daily net assets (i.e., including assets supported by the Fund’s preferred stock). Lipper provided the directors with information based on both common assets (i.e., not assets supported by leverage) and common and leveraged assets. The advisory fee rate and expense ratio information in this section is based on common and leveraged assets.

The directors noted that the Adviser advises several open-end funds that invest in California municipal securities at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees than it charged the Fund for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved invest-

36	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

ments in securities of the same type that the Fund invests in (i.e., fixed income municipal). The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected fee waivers and/or expense reimbursements as disclosed in the prospectus for the Fund’s initial public offering. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual advisory fee rate of 38.8 basis points was lower than the Expense Group and Expense Universe medians. The directors noted that the Fund’s fee rate reflects a fee waiver arrangement that provides for the waiver amount to be gradually reduced over five years commencing after the fifth full year of operations of the Fund, and that the Fund commenced operations in January 2002. The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	37

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation “AllianceCal.” The Fund’s NYSE trading symbol is “AKP.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

38	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	39

AllianceBernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMIF-0152-0409

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2009

5